UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2014

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36061	46-2346314
(Commission File Number)	(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e) At the 2014 annual meeting of stockholders of Benefitfocus, Inc. (the “Company”), stockholders approved a proposal to amend the Benefitfocus.com, Inc. 2012 Stock Plan, as amended (the “Plan”) to provide for performance-based awards of restricted stock and restricted stock units that comply with Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). The Board approved the proposal to amend the Plan on April 7, 2014, subject to stockholder approval.

At the annual meeting, stockholders also approved the Benefitfocus.com, Inc. Management Incentive Bonus Program. The Program is designed to provide a long-term framework for performance-based bonus plans going forward and establishes procedures for the Company to grant high level executives cash bonuses that will qualify as performance-based compensation within the meaning of Section 162(m) of the Code. The Board approved the Program on April 7, 2014, subject to stockholder approval.

The amount and terms of future awards that will be made under the amended Plan and Management Incentive Bonus Program are not currently determinable.

You can find a summary of the principal features of the amended Plan and the Management Incentive Bonus Program in the definitive proxy statement for the Company’s 2014 annual meeting of stockholders, filed with the SEC on April 25, 2014, under the headings “Proposal Two – Amendment to the 2012 Stock Plan” and “Proposal Three – Approval of the Benefitfocus, Inc. Management Incentive Bonus Program.” The summary of the amended Plan and the Management Incentive Bonus Program contained in the proxy statement is qualified in its entirety by the full text of each, filed as Exhibits A and B to the proxy statement and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2014 annual meeting of stockholders on June 7, 2014. At the meeting, stockholders elected two Class I directors to the Board of Directors for a three-year term expiring in 2017, or until their successors have been elected and qualified, based on the following votes:

Members	For	Withheld	Broker Non-Votes
Shawn A. Jenkins	22,659,216	1,108,981	None
Joseph P. DiSabato	20,493,236	3,274,961	None

At the meeting, stockholders also approved an amendment to the Plan to provide for performance-based awards of restricted stock and restricted stock units that comply with Section 162(m) of the Code. The vote for this proposal was 20,333,914 shares for, 3,424,048 shares against, 10,235 shares abstaining, and no broker-non votes.

The stockholders also approved the Management Incentive Bonus Program. The vote for this proposal was 21,293,666 shares for, 2,464,134 shares against, 10,397 shares abstaining, and no broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.4	Benefitfocus.com, Inc. 2012 Stock Plan, as amended (Exhibit A to the Company’s definitive proxy statement, filed with the SEC on April 25, 2014 and incorporated by reference herein).

10.20	Benefitfocus, Inc. Management Incentive Bonus Program (Exhibit B to the Company’s definitive proxy statement, filed with the SEC on April 25, 2014 and incorporated by reference herein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFITFOCUS, INC.

Date: June 10, 2014	/s/ Milton A. Alpern
Milton A. Alpern, Chief Financial Officer